UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2013

SLM Student Loan Trust 2013-5
________________________________________
(Exact name of issuer as specified in its charter)

SLM Funding LLC
(Exact name of Depositor as specified in its charter)

Sallie Mae, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-166301 333-166301-15	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 27th Floor Mailstop NYC60-2720 New York, New York 10005
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-5858

Not Applicable

______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2013-5.

SLM Student Loan Trust 2013-5 (the “Trust”) was formed on August 27, 2013 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of August 27, 2013, among SLM Funding LLC (“SLM Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as the eligible lender trustee (the “Eligible Lender Trustee”) and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of September 19, 2013 pursuant to the Amended and Restated Trust Agreement by and among SLM Funding, the Eligible Lender Trustee, Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”) and the Delaware Trustee.

On September 11, 2013, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and J.P. Morgan Securities LLC and RBS Securities Inc. (the “Representatives”), each on behalf of itself and J.P. Morgan Securities LLC and RBS Securities Inc. on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes (the “Notes”) to be issued by the Trust.  On September 11, 2013, SLM Funding, ECFC and SLM Corporation on the one hand, and the Representatives, each on behalf of itself and J.P. Morgan Securities LLC and RBS Securities Inc. on the other, executed and delivered the Pricing Agreement relating to the Notes.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of September 19, 2013, by and among SLM Funding, ECFC and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for the benefit of SLM Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of September 19, 2013, by and among SLM National Funding LLC (“SLM National Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for SLM National Funding (the “SLM National Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc., as the servicer (the “Servicer”); (c) the Purchase Agreement, dated as of September 19, 2013, by and among Bluemont Funding LLC (“Bluemont Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for Bluemont Funding (the “Bluemont Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc., as the servicer (the “Servicer”); (d) the Purchase Agreement, dated as of September 19, 2013, by and among Town Center Funding LLC (“Town Center Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for Town Center Funding (the “Town Center Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Purchase Agreement, dated as of September 19, 2013, by and among Town Hall Funding LLC (“Town Hall Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for Town Hall Funding (the “Town Hall Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (f) the Purchase Agreement, dated as of September 19, 2013, by and among VL Funding LLC (“VL Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for VL Funding (the “VL Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (g) the Interim Trust Agreement, dated as of September 19, 2013, by and between SLM Funding and the Interim Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of September 19, 2013, by and between SLM National Funding and the SLM National Funding Eligible Lender Trustee; (i) the Interim Trust Agreement, dated as of September 19, 2013, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee; (j) the Interim Trust Agreement, dated as of September 19, 2013, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee; (k) the Interim Trust Agreement, dated as of September 19, 2013, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee; (l) the Interim Trust Agreement, dated as of September 19, 2013, by and between VL Funding and the VL Funding Eligible Lender Trustee; (m) the Indenture, dated as of September 19, 2013, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (n) the Sale Agreement, dated as of September 19, 2013, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (m) the Administration Agreement, dated as of September 19, 2013, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; and (n) the Servicing Agreement, dated as of September 19, 2013, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On September 19, 2013, the Trust issued $995,800,000 of its Student Loan-Backed Notes.

Item 2.01        Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase the student loans.

Item 9.01 Financial Statements and Exhibits

Exhibits
1.1	Underwriting Agreement relating to the Notes, dated September 11, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated September 11, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of September 19, 2013, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of September 19, 2013, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	SLM National Funding Interim Trust Agreement, dated as of September 19, 2013, by and between SLM National Funding and the SLM National Funding Eligible Lender Trustee.
4.4	Bluemont Funding Interim Trust Agreement, dated as of September 19, 2013, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.
4.5	Town Center Interim Trust Agreement, dated as of September 19, 2013, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.
4.6	Town Hall Interim Trust Agreement, dated as of September 19, 2013, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.
4.7	VL Funding Interim Trust Agreement, dated as of September 19, 2013, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.8	Indenture, dated as of September 19, 2013, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated September 19, 2013, with respect to due authorization and enforceability of the Notes.
99.1	Purchase Agreement, dated as of September 19, 2013, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2
Purchase Agreement, dated as of September 19, 2013, by and among SLM National Funding, the SLM National Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3	Purchase Agreement, dated as of September 19, 2013, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4
Purchase Agreement, dated as of September 19, 2013, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Purchase Agreement, dated as of September 19, 2013, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.6	Purchase Agreement, dated as of September 19, 2013, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.7	Sale Agreement, dated as of September 19, 2013, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.8	Administration Agreement, dated as of September 19, 2013, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.9	Servicing Agreement, dated as of September 19, 2013, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.
*  Previously filed on Form 8-K dated September 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2013-5
By: SLM Funding LLC

Dated: September 19, 2013	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement relating to the Notes, dated September 11, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated September 11, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of September 19, 2013, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of September 19, 2013, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	SLM National Funding Interim Trust Agreement, dated as of September 19, 2013, by and between SLM National Funding and the SLM National Funding Eligible Lender Trustee.
4.4	Bluemont Funding Interim Trust Agreement, dated as of September 19, 2013, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.
4.5	Town Center Interim Trust Agreement, dated as of September 19, 2013, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.
4.6	Town Hall Interim Trust Agreement, dated as of September 19, 2013, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.
4.7	VL Funding Interim Trust Agreement, dated as of September 19, 2013, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.8	Indenture, dated as of September 19, 2013, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated September 19, 2013, with respect to due authorization and enforceability of the Notes.
99.1	Purchase Agreement, dated as of September 19, 2013, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2
Purchase Agreement, dated as of September 19, 2013, by and among SLM National Funding, the SLM National Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3	Purchase Agreement, dated as of September 19, 2013, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4
Purchase Agreement, dated as of September 19, 2013, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Purchase Agreement, dated as of September 19, 2013, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer .
99.6	Purchase Agreement, dated as of September 19, 2013, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.7	Sale Agreement, dated as of September 19, 2013, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.8	Administration Agreement, dated as of September 19, 2013, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.9	Servicing Agreement, dated as of September 19, 2013, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

*  Previously filed on Form 8-K dated September 19, 2013.